UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

(615) 665-1122 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-10.1 Employment Agreement for Mary A. Chaput

Ex-10.2 Employment Agreement for Robert L. Chaput

Ex-10.3 Employment Agreement for Thomas G. Cigarran

Ex-10.4 Employment Agreement for Mary D. Hunter

Ex-10.5 Employment Agreement for Ben R. Leedle, Jr.

Ex-10.6 Employment Agreement for James E. Pope

Ex-10.7 Employment Agreement for Robert E. Stone

Ex-10.8 Employment Agreement for Donald B. Taylor

Item 1.01 Entry into a Material Definitive Agreement.

       On February 1, 2006, Healthways, Inc. (the “Company”) entered into amended and restated employment agreements (the “Agreements”) with Thomas G. Cigarran, Chairman, Ben R. Leedle, Jr., President and Chief Executive Officer, and the following executive vice presidents: Mary A. Chaput, Executive Vice President and Chief Financial Officer; Robert L. Chaput, Executive Vice President and Chief Information Officer; Mary D. Hunter, Executive Vice President and Chief Administrative Officer; James E. Pope, Executive Vice President and Chief Medical Officer; Robert E. Stone, Executive Vice President and Chief Strategy Officer; and Donald B. Taylor, Executive Vice President and Chief Operating Officer (collectively, the "Executive Vice Presidents").

       The Agreements with Mr. Leedle and the Executive Vice Presidents contain a two year continuous term and provide that each executive officer will receive an initial base salary as follows: Mr. Leedle $600,000; Ms. Chaput, Mr. Chaput, Dr. Pope, and Mr. Stone $330,000; Ms. Hunter $270,000; and Mr. Taylor $375,000. In addition, Mr. Leedle and each of the Executive Vice Presidents are entitled to receive a bonus and other equity incentives and are also entitled to receive severance benefits upon certain termination events.

       Mr. Cigarran's employment agreement is effective until the date of the Company's annual meeting of stockholders in January 2008 and provides that he will receive a base salary of $250,000. He is not entitled to receive a bonus or other equity incentives but is entitled to receive severance benefits upon certain termination events.

       The full texts of the Agreements are attached hereto as Exhibits 10.1 through 10.8 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 10.1 Employment Agreement for Mary A. Chaput.

Exhibit 10.2 Employment Agreement for Robert L. Chaput.

Exhibit 10.3 Employment Agreement for Thomas G. Cigarran.

Exhibit 10.4 Employment Agreement for Mary D. Hunter.

Exhibit 10.5 Employment Agreement for Ben R. Leedle, Jr.

Exhibit 10.6 Employment Agreement for James E. Pope.

Exhibit 10.7 Employment Agreement for Robert E. Stone.

Exhibit 10.8 Employment Agreement for Donald B. Taylor.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: February 1, 2006

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement for Mary A. Chaput
10.2	Employment Agreement for Robert L. Chaput
10.3	Employment Agreement for Thomas G. Cigarran
10.4	Employment Agreement for Mary D. Hunter
10.5	Employment Agreement for Ben R. Leedle, Jr.
10.6	Employment Agreement for James E. Pope
10.7	Employment Agreement for Robert E. Stone
10.8	Employment Agreement for Donald B. Taylor